

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 2, 2002


                                AIRGATE PCS, INC.

             (Exact name of Registrant as specified in its charter)


   Delaware                             027455                      58-2422929
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)         (IRS Employer
   of incorporation)                                              Identification
                                                                      Number)



Harris Tower, 233 Peachtree Street N.E., Suite 1700                  30303
Atlanta, Georgia
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

                                 (404) 525-7272
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)









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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits.

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

         Exhibit No.                        Description
         -----------                        -----------
            99.1               Slide presentation dated May 2, 2002.



Item 9.  Regulation FD Disclosure

     On May 2, 2002, AirGate PCS, Inc. made a presentation to investors. AirGate PCS, Inc. hereby incorporates by reference herein the information set forth in its slide presentation dated May 2, 2002, a copy of which is attached hereto as
Exhibit 99.1



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             AIRGATE PCS, INC. (Registrant)


Date: June 4, 2002                           By:  /s/ Alan B. Catherall
                                                --------------------------------
                                                  Name:  Alan B. Catherall
                                                  Title: Chief Financial Officer





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                                  EXHIBIT INDEX

         Exhibit No.                       Description
         -----------                       -----------
            99.1               Slide presentation dated May 2, 2002.






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